UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 16, 2008

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement

Executive Severance Agreements

On December 16, 2008, the Board of Directors of Microchip Technology Incorporated (the “Company”) approved revised forms of Executive Severance Agreements (the “Agreements”) for use with the executive officers of the Company.  The revisions (i) make technical changes to the Agreements intended to comply with regulations and guidance under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) modify the Agreements in a manner intended to ensure that the Company can deduct incentive bonus payments to the executive officers under Section 162(m) of the Code.  Prior to amendment, the Agreements provided that following termination of employment under certain conditions (as described below) within the three-month period preceding or at any time following a Change of Control of the Company (the “Change in Control Period”), the executive would be eligible to receive a percentage of the executive’s target bonus for which he was or would have been eligible the year of termination or, if greater, the year of the Change in Control, in a lump-sum.  As amended, in order to ensure compliance with Section 162(m) of the Code, the Change in Control Period will end twenty-four months following the Change in Control.

The revised forms of Agreements will be entered into with the following executive officers of the Company:

Steve Sanghi —President, Chief Executive Officer and Chairman of the Board

Stephen V. Drehobl —Vice President, Security, Microcontroller and Technology Development Division

David S. Lambert —Vice President, Fab Operations

Mitchell R. Little —Vice President, Worldwide Sales and Applications

Ganesh Moorthy —Executive Vice President

J. Eric Bjornholt —Chief Financial Officer and Vice President, Finance (effective January 1, 2009)

Richard J. Simoncic —Vice President, Analog and Interface Products Division

Copies of the revised forms of Agreements are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference herein. The summary of the Agreements contained in this Form 8-K is not complete and is qualified in its entirety by reference to the exhibits to this filing.

The Agreements are not employment contracts and do not specify an employment term, compensation levels or other terms or conditions of employment. The Agreements provide for certain severance benefits to the executive in the event his employment is terminated under specified circumstances, as well as certain benefits upon a Change of Control (as defined in the Agreement).

With respect to the President and Chief Executive Officer, the Chief Financial Officer and the Vice President of Worldwide Sales, if the executive’s employment terminates for reasons other than Cause (as defined in the Agreement) within the Change of Control Period (as defined in the Agreement), the executive will be entitled to receive severance benefits consisting of the following primary components:

•
a one-time payment of his base salary in effect immediately prior to the Change of Control or termination date, whichever is greater, for the following periods: (1) in the case of the President and Chief Executive Officer, two years; (2) in the case of the Chief Financial Officer and the Vice President of Worldwide Sales, one year; and

•
a one-time payment of his bonuses for which he was or would have been eligible in the year in which the Change of Control occurred or for the year in which termination occurred, whichever is greater, for the following periods: (1) in the case of the President and Chief Executive Officer, two years; (2) in the case of the Chief Financial Officer and the Vice President of Worldwide Sales, one year; and

•
a continuation of medical and dental benefits (subject to any required employee contributions) for the following periods: (1) in the case of the President and Chief Executive Officer and the Chief Financial Officer, two years; (2) in the case of the Vice President of Worldwide Sales, one year; provided in each case that such benefits would cease sooner if and when the executive becomes covered by the plans of another employer; and

•
a payment to cover any excise tax that may be due under Section 4999 of the Internal Revenue Code (the “Code”), plus any federal and state taxes arising from the payment, if the payments provided for in the Agreement constitute “parachute payments” under Section 280G of the Code and the value of such payments is more than three times the executive’s “base amount” as defined by Section 280G(b)(3) of the Code.

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With respect to the President and Chief Executive Officer, the Chief Financial Officer and the Vice President of Worldwide Sales, immediately prior to a Change of Control (regardless of whether the executive’s employment terminates), all equity compensation held by the executive shall become fully vested.

With respect to the executive officers named above other than the President and Chief Executive Officer, the Chief Financial Officer and the Vice President of Worldwide Sales, if the executive terminates his employment for Good Reason (as defined in the Agreement), or the executive’s employment is terminated for reasons other than Cause (as defined in the Agreement) within the Change of Control Period (as defined in the Agreement), the executive will be entitled to receive severance benefits consisting of the following primary components:

•	a one-time payment of his base salary in effect immediately prior to the Change of Control or termination date, whichever is greater, for one year; and

•
a one-time payment of his bonuses for which he was or would have been eligible in the year in which the Change of Control occurred or for the year in which termination occurred, whichever is greater, for one year; and

•
a continuation of medical and dental benefits (subject to any required employee contributions) for one year (provided in each case that such benefits would cease sooner if and when the executive becomes covered by the plans of another employer); and

•
a payment to cover any excise tax that may be due under Section 4999 of the Internal Revenue Code (the “Code”), plus any federal and state taxes arising from the payment, if the payments provided for in the Agreement constitute “parachute payments” under Section 280G of the Code and the value of such payments is more than three times the executive’s “base amount” as defined by Section 280G(b)(3) of the Code.

With respect to the executive officers named above other than the President and Chief Executive Officer, the Chief Financial Officer and the Vice President of Worldwide Sales, immediately upon termination during the Change of Control Period other than for Cause (as defined in the Agreements) all equity compensation held by the executive shall become fully vested.

Item 1.02.    Termination of a Material Definitive Agreement

Termination/Amendment of Prior Agreements

In the case of Messrs. Sanghi, Little, Drehobl, Lambert, Moorthy and Simoncic, the Agreements described above replace the existing executive severance agreements between the Company and such persons which were entered into on or about October 23, 2006, as previously amended.  In the case of Mr. Parnell, the Company’s Chief Financial Officer and Vice President, Finance (until December 31, 2008), the Agreement described above was amended to terminate on December 31, 2009.  In the case of Mr. Bjornholt (who, as previously announced, will be the Company’s Chief Financial Officer and Vice President, Finance effective January 1, 2009), the Agreement described above does not amend or replace any prior agreement.

Item 9.01.    Financial Statements and Exhibits

(d)     Exhibits

10.1	Form of Executive Severance Agreement
10.2	Form of Executive Severance Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2008	Microchip Technology Incorporated (Registrant)

By: /s/ Gordon W. Parnell
Gordon W. Parnell Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)

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EXHIBITS

10.1	Form of Executive Severance Agreement
10.2	Form of Executive Severance Agreement

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